SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         PATRIOT NATIONAL BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         ------------------------------------------------

         (5) Total fee paid:

         -------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------

         (3) Filing Party:

         -------------------------------------------------

         (4) Date Filed:

         -------------------------------------------------

                         PATRIOT NATIONAL BANCORP, INC.
                               900 Bedford Street
                           Stamford, Connecticut 06901
                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

                           To Be Held on June 17, 2003

                             ----------------------

         Notice is hereby given that the Annual Meeting of Shareholders of Patriot National Bancorp, Inc. ("Bancorp") will be held at The Hyatt Regency, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 at 9:00 A.M. on Tuesday, June 17, 2003 for the following purposes:

         (1) To elect eleven directors for the ensuing year;

         (2) To consider and act upon a proposal to ratify the appointment of McGladrey & Pullen, LLP as independent auditor for the year ending December 31, 2003; and

         (3) To transact such other business as may be properly brought before the Annual Meeting.

         The close of business on April 30, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you desire to vote your shares in person at the meeting, your proxy will not be voted.


                       By Order of the Board of Directors

                                 Angelo De Caro

                       Chairman & Chief Executive Officer

Stamford, Connecticut
April 30, 2003

                         PATRIOT NATIONAL BANCORP, INC.
                               900 Bedford Street
                           Stamford, Connecticut 06901

                              ---------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 17, 2003

                              ---------------------

                                  INTRODUCTION

         This Proxy Statement (this "Proxy Statement") is being furnished in connection with the solicitation by the Board of Directors of Patriot National Bancorp, Inc. ("Bancorp") of proxies from holders of Bancorp's Common Stock, $2.00 par value ("Common Stock"), to be voted at the Annual Meeting of Shareholders to be held on June 17, 2003 and at any adjournments thereof. The time and place of the Annual Meeting, as well as the purposes therefor, are set forth in the accompanying Notice of Annual Meeting. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is May 8, 2003. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, Patriot National Bank (the "Bank"), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor.

         Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may also be revoked by submitting a duly executed proxy bearing a later date or by giving notice to the Secretary of Bancorp in writing (at Bancorp's address indicated above) or in open meeting prior to the taking of a vote.

         Unless so revoked, the proxy will be voted at the Annual Meeting, and unless authorization to vote for the election of directors or for any particular nominee is withheld, the shares represented by such proxy will be voted FOR the nominees set forth in this Proxy Statement with the votes cumulated as determined by the proxy holders. If authorization to vote for any nominee or nominees is withheld in a proxy, the votes of the shares represented thereby will be distributed among the remaining nominees in the manner determined by the persons named in the proxy, unless contrary instructions are given. Proxies containing instructions on Proposal 2 (the ratification of the appointment of McGladrey & Pullen, LLP as independent auditor for 2003) will be voted in accordance with such instructions. If no instructions are contained on Proposal 2, proxies will be voted FOR the proposal. Other than for elections of directors, where the holders of the Common Stock have cumulative voting, or as otherwise required by law or regulation, the By-laws of Bancorp provides that all matters requiring shareholder action must be approved by shareholders by a majority of the votes cast. Under the By-laws of Bancorp, approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual
Meeting. An abstention or a broker non-vote will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof has been set as April 30, 2003 (the "Record Date"). As of the Record Date, there were 2,400,725 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote multiplied by the number of directors to be elected with respect to the election of directors and to one vote on each other matter submitted to the Annual Meeting.

         Other than Angelo De Caro, who is the Chairman and Chief Executive Officer and a director of Bancorp, and Fred A. DeCaro, Jr., who is a director of Bancorp and an Executive Vice President of the Bank, there is no person who, to the knowledge of Bancorp's Board of Directors, owns beneficially more than 5% of the outstanding Common Stock. Information as to the number of shares of Common Stock owned by each director of Bancorp and by each nominee for election as a director of Bancorp is set forth below under "ELECTION OF DIRECTORS."

         To the knowledge of Bancorp, no arrangement exists the operation of which might result in a change in control of Bancorp. However, Angelo De Caro has received authority from the Federal Reserve Bank of New York to acquire up to 35% of the Common Stock.

                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

Nominees
--------

         The number of directors to be elected at the Annual Meeting has been set at eleven by action of the Board of Directors in accordance with the Certificate of Incorporation and the By-laws of Bancorp. The directors are elected annually by the shareholders by ballot. With respect to the election of directors, the holders of Common Stock have cumulative voting. Cumulative voting means that each share of Common Stock is entitled to one vote multiplied by the number of directors to be elected. Such votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates in the manner selected by the shareholder. In the event a shareholder submitting a proxy does not specify how the votes attributable to the shares represented thereby are to be distributed, the persons named in the proxy will determine how such votes are to be distributed among the candidates. The nominees receiving the largest number of votes will be elected. Each director holds office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualifies (or until his or her earlier resignation, death or removal). Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Each of the nominees is currently a director of Bancorp. Each of the directors also serves as a director of the Bank.

         The persons named in the form of proxy to represent shareholders at the Annual Meeting are L. Morris Glucksman, Michael F. Intrieri and Richard Naclerio and each of them. It is the intention of the persons named in the proxy to vote FOR the election of the nominees named herein unless authority to vote is withheld with respect to one or more nominees. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp's management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

         The names of the nominees for election as directors are set forth below, together with their principal occupations and employment, directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act and any company registered as an investment company under the Investment Company Act of 1940, directorships in other companies, ages, lengths of service as directors and the number and percentage of shares of Common Stock beneficially owned by each as of the Record Date, based on information furnished by the nominees. Each of the directors became a director of Bancorp upon its acquisition of the Bank in 1999 other than Charles F. Howell who became a director in 2000, John J. Ferguson and Robert F. O'Connell who became directors in 2001 and Paul C. Settelmeyer who served as a director of Bancorp from 1999 until his term expired in June 2000. Mr. Settelmeyer was re-elected to the board of directors of Bancorp and the Bank in April 2001. Service as a director for purposes of this presentation includes the period of service as a director of the Bank prior to Bancorp's acquisition of the Bank. Each of the persons named below has a business address c/o Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901. There is no arrangement or understanding between any director and any other person or persons pursuant to which such director was or is to be selected as a director or nominee. There is no family relationship between any director and any executive officer of Bancorp or the Bank.

         Each of the nominees has held the principal occupation listed for the past five years, with the exception of Mr. Angelo De Caro, Mr. Fred DeCaro, Jr., Mr. Howell, Mr. O'Connell and Mr. Wolford.



                                                                                             Shares Beneficially
                                                                                                  Owned (1)
                                                                                   ------------------------------------   Percent
                                                                                                                          -------
                                      Position and Offices With                                Options and                  of
                                     Bancorp Presently Held and           Director             -----------                  --
      Name              Age      Principal Occupations and Employment       Since     Shares   Warrants (2)    Total       Class
      ----              ---      ------------------------------------       -----     ------   ------------    -----       -----

Angelo De Caro        60      Director of Bancorp and the Bank; Chairman     1998    676,000(3)               676,000     28.16%
                              and Chief Executive Officer of Bancorp
                              since 2001; President and Chief Executive
                              Officer of Bancorp from its organization
                              in December 1999 to 2001; Chairman of the
                              Board of Directors of the Bank since
                              September 2000; Chief Executive Officer of
                              the Bank from June 1999 until October
                              2000; private investor from 1996 to
                              present; former Partner of Goldman, Sachs
                              & Co. from 1979 to 1996.

Fred A. DeCaro, Jr    60      Director of Bancorp and the Bank; Chairman     1993     96,739(4)    34,000     130,739      5.37%
                              of the Board of Directors and Executive
                              Vice President of Bancorp from its
                              organization in December 1999 to 2001;
                              Secretary of Bancorp from December 1999 until
                              June 2000; Chairman of the Board of Directors
                              of the Bank from its organization until
                              September 2000; Executive Vice President of
                              the Bank since March, 1996.

John J. Ferguson      63      Director of Bancorp and the Bank; Senior       2001      1,000                    1,000      0.04%
                              Partner of the law firm of Bleakley Platt &
                              Schmidt LLP.

John A. Geoghegan     61      Director of Bancorp and the Bank;              1998      5,917                    5,917      0.25%
                              practicing attorney in Rye, New York;
                              former Director of Barclays Bank, N.A. for
                              over eighteen years.

L. Morris Glucksman   55      Director of Bancorp and the Bank;              1993     40,758(5)    17,133      57,891      2.39%
                              practicing attorney in Stamford,
                              Connecticut.

Charles F. Howell     54      Director of Bancorp and the Bank;              2000     16,506                   16,506      0.69%
                              President of Bancorp since 2001;Vice
                              Chairman of Bancorp and President and
                              Chief Executive Officer of the Bank since
                              October 2000; Director and President of
                              Summit Bank Connecticut from 1998 to 2000;
                              Executive Vice President, Chief Operating
                              Officer and Director of NSS Bank from 1994
                              to 1998 and NSS Bancorp from the date of
                              formation in 1997 until 1998.

                                                                                             Shares Beneficially
                                                                                                  Owned (1)
                                                                                   ------------------------------------   Percent
                                                                                                                          -------
                                     Position and Offices With                                 Options and                  of
                                    Bancorp Presently Held and             Director            -----------                  --
      Name              Age     Principal Occupations and Employment        Since     Shares   Warrants (2)      Total     Class
      ----              ---     ------------------------------------        -----     ------   ------------      -----     -----

Michael F. Intrieri   59      Director of Bancorp and the Bank;              1993     26,856(6)    10,000       36,856      1.53%
                              facilitator in Stamford, Connecticut
                              Public School System; Ed. D. in education
                              and counseling; real estate broker.

Richard Naclerio      71      Director of Bancorp and the Bank; real         1995     46,500       15,000       61,500      2.55%
                              estate developer; retired Chairman of RAN
                              Consulting Corporation; private investor.

Robert F. O'Connell   54      Director of Bancorp and the Bank; Senior       2001      9,036                     9,036      0.38%
                              Executive Vice President and Chief
                              Financial Officer of Bancorp and the Bank
                              since 2001; Executive Vice President and
                              Chief Financial Officer of Bancorp and the
                              Bank from 2000 to 2001; Senior Vice
                              President and Chief Financial Officer of
                              New Canaan Bank and Trust Company or
                              Treasurer/Senior Financial Officer of its
                              successor, Summit Bank, New Canaan,
                              Connecticut, from 1994 to 2000.

Paul C. Settelmeyer   58      Director of Bancorp and the Bank; Director     2001     14,800                    14,800      0.62%
                              of Bancorp from December 1999 to June
                              2000; Director of the Bank from 1998 until
                              June 2000; financial consultant working
                              with banks, mortgage companies and other
                              financial institutions.

Philip W. Wolford     55      Director of Bancorp and the Bank; Chief        1994     10,468(7)     9,000       19,468      0.81%
                              Operating Officer and Secretary of Bancorp
                              and the Bank since June 2000; President of
                              Bancorp from December 1999 until June
                              2000; President of the Bank from
                              September, 1994 until June 2000.



-----------------------

(1) A "beneficial owner" of a security for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, includes any person who, directly or indirectly, has or shares voting power and/or investment power, although not necessarily the economic benefit, with respect to that security.

(2)  Consists of options or warrants that are exercisable within 60 days.

(3) Includes 19,000 shares for which Mr. De Caro has sole voting power but in which he has no direct or indirect pecuniary interest.

(4) Includes 573 shares held in Mr. DeCaro's IRA account and 11,667 shares held in joint tenancy with Frances DeCaro, Mr. DeCaro's wife.

(5) Includes 3,200 shares held by Mr. Glucksman as Trustee for Roslyn Glucksman, Mr. Glucksman's wife; 5,500 shares held by Mr. Glucksman as Trustee for Rayna Glucksman, Mr. Glucksman's daughter; 5,500 shares held by Mr. Glucksman as Trustee for Janna Glucksman, Mr. Glucksman's daughter; 10,800 shares held as Trustee for other than immediate family members.

(6) Includes 1,800 shares held in joint tenancy with Karen Intrieri, Mr. Intrieri's wife; 600 shares held by Michael J. Intrieri, Mr. Intrieri's son; 600 shares held by Jason Intrieri, Mr. Intrieri's son; 9,000 shares as trustee for the Estate of Kathleen Duffy Intrieri.

(7) Includes 84 shares held in joint tenancy with, Regine Vantieghem, Mr. Wolford's wife; 83 shares held in joint tenancy with Jack A. Wolford, Mr. Wolford's father; 83 shares held in joint tenancy with Kathryn Rachel Wolford, Mr. Wolford's mother.

         The following table provides information concerning the executive officers of Bancorp and the Bank.

      Name                Age                 Office Currently Held
      ----                ---                 ---------------------
Angelo De Caro            60        Chairman and Chief Executive Officer of
                                    Bancorp and Chairman of the Board of
                                    Directors of the Bank
Charles F. Howell         54        President and Vice Chairman of Bancorp and
                                    President and Chief Executive Officer of
                                    the Bank
Robert F. O'Connell       54        Senior Executive Vice President and Chief
                                    Financial Officer of Bancorp and the Bank
Philip W. Wolford         55        Chief Operating Officer and Secretary of
                                    Bancorp and the Bank
Fred A. DeCaro, Jr.       60        Executive Vice President of the Bank
Todd Brown                39        Executive Vice President of the Bank
John Kantzas              67        Executive Vice President and Cashier of the
                                    Bank
Martin G. Noble           53        Executive Vice President of the Bank
Marcus Zavattaro          38        Executive Vice President of the Bank


         Information about the business experience of Mr. A. De Caro, Mr. Howell, Mr. O'Connell, Mr. Wolford and Mr. F. DeCaro is set forth above.

         Mr. Brown has been an Executive Vice President of the Bank since July 1999. From 1994 to July 1999, he was Vice President of Pinnacle Financial Corp., a mortgage broker.

         Mr. Kantzas has been Executive Vice President and Cashier of the Bank since 1994.

         Mr. Noble has been Executive Vice President and Senior Loan Officer of the Bank since February 1999. From 1996 to 1999, he was Vice President and Manager - Risk Management for Cityscape Corporation, a mortgage banking company.

         Mr. Zavattaro has been an Executive Vice President of the Bank since July 1999. From 1994 to July 1999, he was President of Pinnacle Financial Corp., a mortgage broker.

         The number of shares of Common Stock beneficially owned by Mr. A. De Caro, Mr. Howell, Mr. O'Connell, Mr. Wolford and Mr. F. DeCaro is set forth above in the table listing the nominees for election as director. Messrs. Brown, Kantzas, Noble and Zavattaro beneficially own 46,170, 1,916, 866 and 91,011 shares of Common Stock, respectively (which includes no shares which can be acquired within 60 days on exercise of options). The directors and executive officers of Bancorp beneficially own an aggregate of 1,169,676 shares of Common Stock (47.05%) (including 84,000 and 1,133 shares which could be acquired within 60 days upon exercise of options and warrants, respectively).

Meetings and Committees of the Board
------------------------------------

         During 2002, the Board of Directors of Bancorp met 12 times. All nominees named herein attended at least 75% of the total number of meetings of Bancorp's Board of Directors and of those Board committees on which he served which were held during 2002.

         The members of the Board of Directors devote time and talent to certain standing and ad hoc committees of Bancorp and the Bank. Among these committees are the Executive Committee, the Asset and Liability Committee, the Audit Committee, the Loan Committee and the Personnel Committee, whose members and principal functions are described below. Bancorp does not have a standing nominating committee of the Board of Directors.

         The functions of the Executive Committee include monitoring the implementation by management of policies established by the Board of Directors, and exercising, when the Board of Directors is not in session, all other powers of the Board of Directors that may lawfully be delegated, and reviewing for approval any contracts with third parties authorized by the Board of Directors prior to execution thereof. The members of the Executive Committee are currently Messrs. A. De Caro, F. DeCaro, Geoghegan, Howell and Ferguson. During 2002, the Executive Committee of Bancorp did not meet.

         The functions of the Asset and Liability Committee include ensuring adherence to the investment policies of the Bank, recommending amendments thereto, exercising authority regarding investments and liquidity and exercising, when the Board of Directors is not in session, all other powers of the Board of Directors regarding investment activities that may lawfully be delegated. The members of the Asset and Liability Committee are currently Messrs. A. De Caro, Geoghegan, Howell, O'Connell, Settelmeyer and Wolford. During 2002 the Asset and Liability Committee of Bancorp met three times.

         The functions of the Audit Committee include reviewing and recommending policies regarding internal audit and credit review, establishing and implementing policies to comply with applicable regulations, monitoring compliance with investment policies, auditing at least once each calendar year and within fifteen months of the last audit of the affairs of Bancorp or causing suitable audits to be made by auditors responsible only to the Board of Directors and reporting the result of such audit in writing to the Board of Directors at its next regular meeting thereafter. The Audit Committee or its Chairman also discusses with the independent auditor the auditor's review of Bancorp's unaudited quarterly financial statements. The members of the Audit Committee are currently Messrs. Ferguson, Glucksman, Intrieri, Naclerio and Settelmeyer. During 2002, the Audit Committee of Bancorp met six times.

         The functions of the Loan Committee include examining, reviewing and approving loans, reviewing and approving loan policies and establishing appropriate levels of credit risk and exercising, when the Board of Directors is not in session, all other powers of the Board of Directors regarding extensions of credit that may lawfully be delegated. The members of the Loan Committee are currently Messrs. A. De Caro, F. DeCaro, Howell, Intrieri, Naclerio, O'Connell, Settelmeyer and Wolford. During 2002, the Loan Committee of Bancorp met 28 times.

         The functions of the Personnel Committee include reviewing and recommending policies with respect to a comprehensive personnel policy, staffing requirements, personnel compensation and benefits issues and performance review of certain identified officer positions. The Personnel Committee also reviews management's implementation of established policies and personnel compliance issues. The members of the Personnel Committee are currently Messrs. A. De Caro, Geoghegan, Glucksman, Howell, Intrieri, Naclerio, O'Connell and Wolford. During 2002, the Personnel Committee of Bancorp met four times.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp's officers and directors, and persons who own more than 10% of Bancorp's Common Stock, to file reports of ownership and changes in ownership of Bancorp's securities with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to
Section 16(a). Based solely upon a review of the copies of the forms furnished to Bancorp, and written representations from certain reporting persons that no Forms 5 were required, Bancorp believes that during 2002, filing requirements under Section 16(a) applicable to the officers and directors of Bancorp were complied with in a timely manner, except that Fred A. DeCaro was late in filing one Form 4 with respect to one transaction.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors
-------------------------

         Directors of Bancorp do not receive compensation for service as members of the Board of Directors or committees thereof. However, non-officer directors of the Bank receive a fee of $500 for each meeting of the Board of Directors attended, and $400 for each meeting of a standing committee of the Board of Directors attended. In addition, non-officer directors who serve as the chair of a board committee that meets at least four times in a year receive an additional $2,000 per year.

         The Bank had adopted a policy whereby members of its Board of Directors who were in office immediately prior to the 1997 Annual Meeting of Shareholders would receive, upon retirement from the Board of Directors prior to reaching the Bank's mandatory retirement age for Board members of 72, or upon other termination of service as a Board member, other than removal for cause, 1,500 restricted shares of Common Stock in equal annual installments of 500 shares over the consecutive three-year period following such retirement; provided that in order to receive such shares such individual must serve on and attend the meetings of the advisory board of the Bank during such three-year period.

         Individuals who first became directors after the Bank's 1997 Annual Meeting of Shareholders and continue as directors of Bancorp will be entitled to shares of Common Stock upon retirement from the Board of Directors prior to reaching Bancorp's mandatory retirement age for Board members of 72, or upon other termination of service as a Board member, other than removal for cause, in the same amount and on the same terms and conditions set forth above, except that such Board members must serve as Board members for five years prior to being eligible for such shares of Common Stock. Bancorp has assumed the Bank's obligations under these policies and will issue Common Stock in accordance with them.

         In July 2002, Bancorp adopted a policy that retiring directors will receive 1,500 shares of Common Stock or its cash equivalent in one payment.

Cash Compensation of Executive Officers
---------------------------------------

         The following table sets forth the aggregate cash compensation earned for services in all capacities paid by the Bank and Bancorp for the years ended December 31, 2002, 2001 and 2000, to Angelo De Caro, Charles F. Howell, Robert
F. O'Connell, Todd Brown and Marcus Zavattaro (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation                          Long Term  Compensation
                                       -------------------                          ------------------------

                                                                             Awards                        Payouts
                                                                     ------------------------    --------------------------

                                                            Other
                                                           Annual    Restricted    Securities
                                                           Compen-     Stock       Underlying      LTIP         All Other
       Name and                     Salary      Bonus      sation     Award(s)      Options/      Payouts      Compensation
  Principal Position    Year          ($)        ($)         ($)        ($)         SARs (#)        ($)             ($)
  ------------------    ----       ---------  ---------   --------    --------      --------     --------      ------------

Angelo De Caro,         2002         84,615     57,947
Chairman and Chief      2001         75,000     25,500
Executive               2000         56,300
Officer of Bancorp
and Chairman of the
Bank


Charles F. Howell,      2002        171,154     57,947    1,572(3)                                 29,544
President and Vice      2001        161,923     65,500      205(3)                                 14,060
Chairman of Bancorp     2000(1)      30,769
and President and
Chief Executive
Officer of the Bank


Robert F. O'Connell     2002        144,284     57,947    1,573(3)
Senior Executive Vice   2001        131,718     40,500      472(3)
President and Chief     2000(2)      98,191      5,300
Financial Officer of
Bancorp and the Bank

Todd Brown              2002        158,700    108,498    1,369(3)
Executive Vice          2001        150,000     35,670    1,175(3)
President of            2000        150,000        300      726(3)
the Bank

                                       Annual Compensation                          Long Term  Compensation
                                       -------------------                          ------------------------

                                                                             Awards                        Payouts
                                                                     ------------------------    --------------------------

                                                            Other
                                                           Annual    Restricted    Securities
                                                           Compen-     Stock       Underlying      LTIP         All Other
       Name and                     Salary      Bonus      sation     Award(s)      Options/      Payouts      Compensation
  Principal Position    Year          ($)        ($)         ($)        ($)         SARs (#)        ($)             ($)
  ------------------    ----       ---------  ---------   --------    --------      --------     --------      ------------

Marcus Zavattaro        2002        158,700    183,303    1,172(3)
Executive Vice          2001        150,000     82,563      290(3)
President of            2000        150,000        300
the Bank


(1)  Mr. Howell became an executive officer of Bancorp and the Bank in 2000.
(2)  Mr. O'Connell became an executive officer of Bancorp and the Bank in 2000.
(3)  Represents contributions made to executives' 401(k) account.

Other Remuneration
------------------

         Neither Bancorp nor the Bank afforded any personal benefits for executive officers during 2002 that might be attributable to normal management or executive fringe benefits such as automobiles.

Employment and Change in Control Agreements
-------------------------------------------

         Bancorp and the Bank entered into an agreement pursuant to which Charles F. Howell is employed to serve as President and Chief Executive Officer of the Bank for a period of three years ending in October, 2003. Mr. Howell's base salary for the first year was fixed at $160,000 and will increase by $10,000 (or such larger amount as determined by the Board of Directors) for each subsequent year and for a discretionary cash bonus to be determined by the Board of Directors. The agreement with Mr. Howell provides that Bancorp will grant shares of Common Stock to Mr. Howell on December 31, 2000 and annually thereafter through December 31, 2003. The number of shares to be granted is based on 30% of Mr. Howell's stipulated base salary for the preceding annual employment period, as defined, and such shares granted will vest and be distributed to him in four annual installments (with any balance distributed upon termination of employment other than for cause). Under certain circumstances, the stock grant may be settled in cash. Payments to Mr. Howell for 2002 pursuant to these arrangements for stock grants are reflected as "LTIP Payouts" in the Summary Compensation Table. The agreement also provides for the grant of options to purchase a minimum of 10,000 shares of Common Stock on December 31, 2000 and annually thereafter through December 2002, and on October 16, 2003 (or December 31, 2003 if Mr. Howell remains employed by the Bank). In the event that Bancorp does not have stock options available to grant at any of the stipulated dates, which was the case at December 31, 2000, 2001 and 2002, Mr. Howell may then elect, on a future determination date, as defined, to be chosen by him, to receive cash compensation equal to the difference between the value of the Common Stock at the time the options would have been granted and the value of the Common Stock on the determination date. Bancorp, the Bank and Mr. Howell have agreed that any such stock option or cash payments in lieu thereof will vest over four years.

         If Mr. Howell's employment is terminated for cause (as defined in the agreement) or because of his death or disability, all unvested restricted stock awards and options will be forfeited. In the event of Mr. Howell's termination of employment for any other reason, including a termination following a change of control (as defined in the agreement), all restricted stock awards and options will vest immediately.

         In the event of the early termination of the agreement with Mr. Howell for any reason other than cause, he would be entitled to receive a lump sum payment equal to the greater of the aggregate salary payments that would be made to him for the remaining term of the agreement or 18 months of his stipulated base salary at the time of termination. In connection with a change of control (as defined in the agreement), in addition to immediate vesting of all restricted stock awards and options or cash payments in the lieu thereof, Mr. Howell would be entitled to receive a lump sum cash payment equal to two times the greater of Mr. Howell's then annual base salary, Mr. Howell's cash compensation from the Bank for services rendered for the last full calendar year immediately preceding the change of control, or Mr. Howell's average annual cash compensation for the two most recent taxable years ending before the date on which the change of control occurs.

         Bancorp and the Bank entered into an agreement pursuant to which Robert
F. O'Connell is employed to serve as Chief Financial Officer of the Bank for a period of three years ending in September 2004. Mr. O'Connell's base salary for each year under the contract is currently $150,000, subject to review and increase by the Board of Directors each year. If Mr. O'Connell's employment is terminated other than for cause (as defined in the agreement) or because of death, Mr. O'Connell would be entitled to a lump sum payment equal to the aggregate salary payments (based on the rate then in effect) for the balance of the employment period. If Mr. O'Connell's employment is terminated without cause following a change of control (as defined), he would be entitled to receive the greater of the amount described in the preceding sentence or the amount payable pursuant to his change of control agreement described below.

         The Bank has also entered into a change of control agreement with Mr. O'Connell pursuant to which he would be entitled to receive a lump sum cash payment if a change of control (as defined in the agreement) occurs while he is a full-time officer of the Bank or within six months following his termination of employment other than for cause (as defined in the agreement) or by reason of his death or disability. The amount of the payment would be equal to the greater of the then current year's base salary or Mr. O'Connell's total compensation, including salary and any cash incentive compensation from the Bank for the last full calendar year preceding the change of control.

Options and Stock Appreciation Rights
-------------------------------------

         During 2002, Bancorp did not grant options to any of the Named Executive Officers.

         During 2001, Bancorp adopted the Patriot National Bancorp, Inc. 2001 Stock Appreciation Rights Plan (the "Plan"). Under the terms of the Plan, Bancorp may grant stock appreciation rights to officers of Bancorp that entitle the officers to receive, in cash or Common Stock, the appreciation in the value of the Common Stock from the date of grant. Each award vests at the rate of 20% per year from the date of grant. Any unexercised rights will expire ten years from the date of grant.

         The following table sets forth information as to stock appreciation rights granted to Named Executive Officers during 2002. No other stock options or stock appreciation rights were granted to any of the Named Executive Officers in 2002.

                                                                               Potential Realizable Value at
                                                                               Assumed Annual Rates of Stock
                                                                                 Price Appreciation for SAR
                                                                                            Term
                                                                               ------------------------------
                                      Percent of
                    Number of         Total SARs
                    Securities        Granted To     Exercise
                    Underlying        Employees       or Base
                       SARs           In Fiscal       Price         Expiration
     Name          Granted (#)           Year         ($/Sh)           Date          5% ($)        10% ($)
 --------------    -------------     -----------    ----------    -------------    ----------    -----------

 Charles  F.
 Howell             10,000 (1)           100           9.84         12/31/2012       61,900        156,800

-----------
(1) Represents rights granted to Mr. Howell in 2002 under his employment agreement in lieu of the grant of stock options.

         The following table sets forth information as to options exercised by the Named Executive Officers during 2002 and the values of options and stock appreciation rights as of December 31, 2002.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                       Number of
                                                                       Securities            Value of
                                                                       Underlying            Unexercised
                                                                       Unexercised           In-the-Money
                                                                       Options/SAR's at      Options/SAR's
                                                                       FY-End (#)            at FY-End ($)
                      Shares  Acquired  on                             Exercisable/          Exercisable/
 Name                 Exercise (#)             Value Realized ($)      Unexercisable         Unexercisable
 -----------------    ---------------------    --------------------    ------------------    ---------------

 Angelo De Caro                --                       --                     --                   --

 Charles F.                    --                       --                7,500/22,500        14,400/20,000
 Howell

 Robert F.
 O'Connell                     --                       --                 1,200/4,800         1,032/4,128


 Todd Brown                    --                       --                     --                   --

 Marcus Zavattaro              --                       --                     --                   --

Securities Authorized for Issuance under Equity Compensation Plans
------------------------------------------------------------------

         The following table presents information as of December 31, 2002 for equity compensation plans maintained by Bancorp.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                             Number of securities
                                                                                            remaining available for
                                Number of securities to be    Weighted-average exercise      future issuance under
                                  issued upon exercise of       price of outstanding       equity compensation plans
                                   outstanding options,         options, warrants and        (excluding securities
                                    warrants and rights                rights               reflected in column (a)
                                            (a)                          (b)                          (c)
Equity compensation plans
approved by security
holders                                   110,000                      $10.13                          -
Equity compensation plans not
approved by security holders                 -                            -                            -

                  Total                   110,000                      $10.13                          -


REPORT BY THE AUDIT COMMITTEE

         The Audit Committee operates pursuant to a written charter adopted by Bancorp's Board of Directors on June 8, 2000.

         The Board of Directors, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the NASDAQ Stock Market, Inc.

         In performing its function, the Audit Committee has:

         o reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2002 with management and with McGladrey & Pullen, LLP, Bancorp's independent auditors for 2002;

         o  discussed with Bancorp's independent auditor the matters required to
            be   discussed   by   Statement   on  Auditing   Standards   No.  61
            (Communication with Audit Committees), as currently in effect; and

         o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of non-audit services by the independent auditor to Bancorp is compatible with maintaining the accountants' independence and has discussed with McGladrey & Pullen, LLP their independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that Bancorp's audited financial statements be included in its Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                         Paul C. Settelmeyer, Chairman
                                         John J. Ferguson
                                         L. Morris Glucksman
                                         Michael F. Intrieri
                                         Richard Naclerio

Dated: April 24, 2003

         THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT BANCORP SPECIFICALLY INCORPORATES IT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER SUCH ACTS.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In the ordinary course of business, the Bank has made loans to officers and directors (including loans to members of their immediate families and loans to companies that a director owns 10% or more of). In the opinion of management, all of such loans were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank has entered into a sublease with one of its directors, L. Morris Glucksman, Esq., for approximately 1,100 square feet of space in the building at 900 Bedford Street at a rental rate equal to the rental rate paid from time to time by the Bank. The term of the sublease with Mr. Glucksman expires in 2004.

                                   PROPOSAL 2.
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

         The Board of Directors of Bancorp has selected McGladrey & Pullen, LLP, independent auditors, to audit the books, records and accounts of Bancorp for the year ending December 31, 2003. In accordance with a resolution of the Board of Directors, this selection is being presented to the shareholders for ratification at the Annual Meeting.

         The firm of McGladrey & Pullen, LLP has served as independent auditor of Bancorp since its organization and is considered to be well qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has no direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm's employment as independent auditor.

         If the shareholders do not ratify the selection of McGladrey & Pullen, LLP, the selection of independent auditor will be reconsidered by the Board of Directors.

         The Board of Directors recommends that you vote "FOR" Proposal 2.

                              INDEPENDENT AUDITORS

         The independent auditors of Bancorp are McGladrey & Pullen, LLP. McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2002, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the

Securities and Exchange Commission. All professional services rendered by McGladrey & Pullen, LLP during 2002 were furnished at customary rates and terms.

         The following sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2002:

Audit Fees
----------

         McGladrey & Pullen, LLP billed Bancorp $106,292 for professional services rendered for the audit of Bancorp's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Bancorp's Quarterly Reports on Form 10-QSB filed for the first three quarters of 2002.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         McGladrey & Pullen, LLP did not render any services relating to financial information systems design and implementation for the year ended December 31, 2002.

All Other Fees
--------------

         Aggregate fees billed for all other services rendered by McGladrey & Pullen, LLP for the year ended December 31, 2002 were $26,385.

         A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Any shareholder who intends to present a proposal at the Annual Meeting of Shareholders to be held in 2004 is advised that, in order for such proposal to be included in the Board of Directors' proxy material for such meeting, the proposal must be received by Bancorp at its principal executive office no later than January 8, 2004 directed to Angelo De Caro, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901.

         If any shareholder proposes to make any proposal at the 2004 Annual Meeting which proposal will not be included in Bancorp's proxy statement for such meeting, such proposal must be received by March 24, 2004 to be considered timely for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "Exchange Act"). The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Bancorp intends to exercise its discretion to vote on each such matter.

                              COST OF SOLICITATION

         Bancorp will bear the cost of preparing, assembling and mailing the notice, proxy statement and proxy for the Annual Meeting. Solicitation of proxies will be primarily through the use of the mails, but regular employees of Bancorp may solicit proxies by personal contact, by telephone or by telegraph without additional remuneration therefor. Banks, brokerage houses and other institutions, nominees or fiduciaries will be notified and supplied with sufficient copies of proxies, proxy soliciting material and annual reports in order to obtain authorization for the execution of proxies by their beneficial holders. Bancorp will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their beneficial holders. All expenses associated with the solicitation of proxies in the form enclosed will be borne by Bancorp.

                                OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be voted upon at the Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

         BANCORP, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. WRITTEN REQUESTS MUST BE DIRECTED TO:

                           Robert F. O'Connell
                           Patriot National Bancorp, Inc.
                           900 Bedford Street
                           Stamford, Connecticut 06901

COPIES OF SAID ANNUAL REPORT ON FORM 10-KSB WILL NOT INCLUDE THE EXHIBITS THERETO, BUT WILL INCLUDE A LIST DESCRIBING THE EXHIBITS NOT INCLUDED, COPIES OF WHICH WILL BE AVAILABLE AT A COST OF ONE DOLLAR PER PAGE.

                                    By Order of the Board of Directors

                                    ANGELO DE CARO

                                    Chairman and Chief Executive Officer


Stamford, Connecticut
April 30, 2003

               REVOCABLE PROXY
        PATRIOT NATIONAL BANCORP, INC.


[X] PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                                                                                        For All
PROXY   SOLICITED   ON  BEHALF  OF  BOARD  OF                                            For  Withhold   Except
DIRECTORS FOR ANNUAL MEETING OF  SHAREHOLDERS       1. Election of directors. Proposal   [_]     [_]      [_]
TO BE HELD JUNE 17, 2003                            to elect the persons listed below
                                                    as directors of Bancorp.
     The   undersigned   hereby  appoints  L.
Morris  Glucksman,  Michael F.  Intrieri  and       Angelo De Caro, Fred A. DeCaro,  Jr., John J.
Richard Naclerio and each of them, as proxies       Ferguson,   John  A.  Geoghegan,   L.  Morris
for  the  undersigned  with  full  powers  of       Glucksman,  Charles  F.  Howell,  Michael  F.
substitution to vote all shares of the Common       Intrieri,   Richard   Naclerio,   Robert   F.
Stock,  par value $2.00 (the "Common Stock"),       O'Connell,  Paul C. Settelmeyer and Philip W.
of Patriot National Bancorp, Inc. ("Bancorp")       Wolford
which the undersigned may be entitled to vote
at the  Annual  Meeting  of  Shareholders  of       INSTRUCTION:  To withhold  authority  to vote
Bancorp to be held at The Hyatt Regency, 1800       for any  individual  nominee,  mark  "For All
East   Putnam    Avenue,    Old    Greenwich,       Except" and write that  nominee's  name(s) in
Connecticut  06870, at 9:00 A.M., on June 17,       the space provided below.
2003 or any adjournment thereof as follows:

                                                    ---------------------------------------------



                                                                                    For  Against   Abstain
                                                    2.  Proposal to ratify the     [_]    [_]       [_]
                                                    appointment of McGladrey &
                                                    Pullen, LLP as independent
                                                    auditors for the year ending
                                                    December 31, 2003.
The undersigned  acknowledges  receipt of the
Notice of Annual Meeting and Proxy Statement.         In  their   discretion   the  proxies  are
                                                    authorized  to vote upon such other  business
Please  be sure to sign and date   Date:            as  may  properly   come  before  the  Annual
this Proxy in the box below.       ____________     Meeting of  Shareholders  or any  adjournment
                                                    thereof.
_______________________________________________
Shareholder sign above    Co-holder (if             To help our preparations for the meeting,    [__]
                          any) sign above           please check here if you plan to attend.


-------------------------------------------------------------------------------
 /\ Detach above card, sign, date and mail in postage paid envelope provided /\
                         PATRIOT NATIONAL BANCORP, INC.

                               PLEASE ACT PROMPTLY
                  MARK, SIGN, DATE & MAIL YOUR PROXY CARD TODAY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. THE VOTES ENTITLED TO BE CAST BY THE SHAREHOLDER WILL BE DIVIDED AMONG THE NOMINEES FOR WHOM THE PROXIES ARE AUTHORIZED TO VOTE IN SUCH MANNER AS MAY BE DETERMINED BY THE PROXIES. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.